     As filed with the Securities and Exchange Commission on November 2, 1999





                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

                               NBC INTERNET, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                DELAWARE                                  94-3333463
(State of Incorporation or Organization)               (I.R.S. Employer
                                                   Identification Number)

              300 MONTGOMERY STREET
                    SUITE 300
            SAN FRANCISCO, CALIFORNIA                       94104
    (Address of Principal Executive Offices)             (Zip Code)


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box ___

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box _X_

      SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM
                               RELATES: 333-82639

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:



                                          NAME OF EACH EXCHANGE ON WHICH
 TITLE OF EACH CLASS TO BE REGISTERED     EACH CLASS IS TO BE REGISTERED
 -------------------------------------   -------------------------------
            Not Applicable                      Not Applicable


        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                              Class A Common Stock
                                $.0001 Par Value

         ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

              Incorporated herein by reference to the Registrant's Registration Statement on Form S-4 (File No. 333-82639, as amended) (the "Registration Statement").

         ITEM 2.  EXHIBITS.

           EXHIBIT                       DESCRIPTION
           -------                       -----------
           3.1      Certificate of Incorporation of the Registrant. Incorporated
                    herein by reference to Exhibit 3.1 to the Registration
                    Statement.

           3.2 Certificate of Amendment of Certificate of Incorporation of the Registrant. Incorporated herein by reference to Exhibit
                    3.2 to the Registration Statement.

           3.3      Form of Restated Certificate of Incorporation of the
                    Registrant to become effective upon the closing of the transactions set forth in the Registration Statement.
                    Incorporated herein by reference to Exhibit 3.3 to the Registration Statement.

           3.4 Bylaws of the Registrant. Incorporated herein by reference to Exhibit 3.4 to the Registration Statement.

           3.5 Form of Amended and Restated Bylaws of the Registrant to become effective upon the closing of the transactions set forth in the Registration Statement. Incorporated herein by reference to Exhibit 3.5 to the Registration Statement.

           4.2      Specimen of Stock certificate of the Registrant.
                    Incorporated herein by reference to Exhibit 4.2 to the Registration Statement.

           10.5     Form of Governance and Investor Rights Agreement between the
                    Registrant and National Broadcasting Company, Inc.
                    Incorporated herein by reference to Exhibit 10.5 to the Registration Statement.

           10.6     Form of Standstill Agreement between the Registrant and
                    CNET, Inc. Incorporated herein by reference to Exhibit 10.6 to the Registration Statement.

           10.10    Form of Voting and Right of First Offer Agreement between
                    National Broadcasting Company, Inc. and CNET, Inc.
                    Incorporated by reference to Exhibit 10.10 to the Registration Statement.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



Date:  November 2, 1999



                                          NBC INTERNET, INC.




                                          By:    /s/ John Harbottle
                                               _______________________
                                                   John Harbottle
                                                   Chief Financial Officer,
                                                   Executive Vice President,
                                                   Finance, Secretary and
                                                   Treasurer